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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data", and "Experts" and to the use of our reports dated April 23, 1999, in the Registration Statement (Form S-1) and related Prospectus of Digex, Incorporated for the registration of 10,000,000 shares of its Class A common stock.

                                             /s/ Ernst & Young LLP
                                             ----------------------------------

Tampa, Florida

January 24, 2000

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